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                                                                    Exhibit 23.1


              CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 27, 1997, in the Prospectus Supplement dated March 6, 1997 to the Prospectus of Echo Bay Mines Ltd. dated July 15, 1994 contained in its Registration Statement (Form S-3 No. 33-77738).




                                       /s/ Ernst & Young
                                       Chartered Accountants


Edmonton, Canada
March 6, 1997